Exhibit 99.1
KIRK telecom A/S

CVR-No. 15 62 27 41
Consolidated Financial Statements as of 30 April
2005 and 2004

Table of contents

Statements
Report of Independent Auditors
Management’s Review
Company information
Group Financial Highlights
Financial statements
Accounting Policies
Consolidated Income Statement
Consolidated Balance Sheet
Consolidated Statement of Changes in Equity
Consolidated Cash Flow Statement
Notes to the Consolidated Financial Statements

Report of Independent Auditors
To the Board of Directors and Shareholders of
KIRK telecom A/S
We have audited the accompanying consolidated Balance Sheets of KIRK telecom A/S and its subsidiaries as of 30 April 2005 and 2004, the related consolidated income statements and the consolidated cash flow statements for each of the three years in the period ended 30 April 2005, and the consolidated statements of changes in equity for each of the two years ended 30 April 2005 and 2004 expressed in Danish kroner. These consolidated Financial Statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated Financial Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated Financial Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated Financial Statements referred to above present fairly, in all material respects, the financial position of KIRK telecom A/S and its subsidiaries at 30 April 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended 30 April 2005, in conformity with generally accepted accounting principles in Denmark.
Generally accepted accounting principles in Denmark vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 22 to the consolidated Financial Statements.
Aarhus, Denmark
March 16, 2006
PricewaterhouseCoopers
Statsautoriseret Revisionsinteressentskab

Michael Nielsson	Henrik Trangeled Kristensen
State Authorized Public Accountant	State Authorized Public Accountant

Management’s Review
Company information

The Company	KIRK telecom A/S
Langmarksvej 34
DK-8700 Horsens

	Telephone	+45 75 60 28 50

	Facsimile	+45 75 60 28 51

	Website:	www.kirktelecom.com

	CVR-No:	15 62 27 41

	Financial year:	1 May — 30 April

Municipality of
	reg.office	Horsens

Supervisory Board	John Hudson Elms
John A. Kelley
Gary Stuart Mead
Werner August Peter Schmücking
Rasmus Stenz
Ove Bolther

Executive Board	Ole Lysgård Madsen

Lawyers	Advokatfirmaet Gorrisen Federspiel Kierkegaard
Silkeborgvej 2
DK-8000 Aarhus C

Auditors	PricewaterhouseCoopers
Nobelparken
Jens Chr. Skous Vej 1
DK-8000 Aarhus C

Group Financial Highlights

	2004/05	2003/04	2002/03
	DKK	DKK	DKK
	1.000	1.000	1.000
Key figures

Profit/(loss)

Revenue	210545	192918	173 088
Gross profit/(loss)	83 053	71 564	56 484
Profit/(loss) before financial income and expenses	30 836	25 603	16 733
Net financials	619	289	373
Net profit/(loss) for the year	22 343	18 176	11 904

Balance sheet

Balance sheet total	14 5179	118 777	107 294
Equity	91 865	77 306	64 828

Cash flows

Cash flows from:
Operating activities	48 241	35 729	26 434
Investing activities	-24 064	-38 003	-16 934
Investment in property, plant and equipment	-20 064	-15035	-17 477
Financing activities	-9481	-9 223	-5 253
Change in cash and cash equivalents for the year	14 696	-11 497	4 247

Number of employees	165	147	147

Ratios

Gross margin	39.4%	37.1%	32.6%
Profit margin	14.6%	13.3%	9.7%
Return on net assets	21.2%	21.6%	15.6%
Solvency ratio	63.3%	65.1%	60.4%
Return on equity	26.4%	25.6%	21.4%

Financial statements
Accounting Policies
Basis of preparation
The Consolidated Balance Sheets of the KIRK Group as of 30 April 2005 and 2004, and the related consolidated income statements and the consolidated cash flow statements for each of the three years in the period ended 30 April 2005 and the consolidated statements of changes in equity for each of the two years ended 30 April 2005 and 2004 have been prepared because 100% of the shares in KIRK telecom A/S with effect from 3 January 2006 were sold to the American company SpectraLink Corporation, which is listed at NASDAQ in the USA. In connection with the acquisition SpectraLink must report certain information to the U.S. Securities and Exchange Commission (SEC), including audited consolidated financial statements for KIRK telecom A/S.
The Financial Statements are in accordance with the original Danish statutory annual report as of 30 April 2005 and 2004, and the related consolidated income statements and the consolidated cash flow statements for each of the three years in the period ended 30 April 2005 and the consolidated statements of changes in equity for each of the two years ended 30 April 2005 and 2004 which have been submitted and registered with the Danish Commerce and Companies Agency, the differences to this version of the Financial Statements are as follows:
•	The Financial Statements have been translated into English

•	Management’s Statement on the consolidated financial statements has not been included.

•	Only three years of Group Financial Highlights have been included.

•	Management’s Review has been removed. Description of main activity and subsequent events have been moved to the footnotes.

•	It does not contain any figures applicable to the parent company. Therefore a few changes have been made to the report to make it consistent.

•	It contains comparative figures for three years regarding the Income Statement and Notes to the Income Statement.

•	A changed definition of cash and cash equivalents in the Cash Flow Statement has been adopted. The description of Accounting Policies, Cash Flow Statement and Key Figures has been changed accordingly.

•	It contains an additional note 22, in which Profit/(loss) and Shareholders’ Equity have been reconciled to U.S. GAAP.
The Financial Statements have been prepared in accordance with the provisions of the Danish Financial Statements Act applying to enterprises of reporting class C, except that financial information for the parent company KIRK telecom A/S has been omitted.
Recognition and measurement
Based on the above, revenues are recognised in the income statement as earned, which includes recognition of value adjustments of financial assets and liabilities measured at fair value or amortised cost. Furthermore, all expenses incurred to achieve the earnings for the year are recognised in the income statement, including depreciation, amortisation, impairment losses and provisions as well as reversals due to changed accounting estimates of amounts that have previously been recognised in the income statement.
Assets and liabilities are initially measured at cost. Subsequently, assets and liabilities are measured as described for each item below.

Basis of consolidation
Certain financial assets and liabilities are measured at amortised cost, which involves the recognition of a constant effective interest rate over the maturity period. Amortised cost is calculated as original cost less any deductions and with addition/deduction of the cumulative amortisation of any difference between cost and the nominal amount. In this way, capital losses and gains are allocated over the maturity period.
Recognition and measurement take into account predictable losses and risks occurring before the presentation of the Financial Statements which confirm or invalidate affairs and conditions existing at the balance sheet date.
The consolidated financial statements comprise the accounts of KIRK telecom A/S and the subsidiaries KIRK scantel A/S and KIRK telecom Inc., USA.
On consolidation, elimination is made of intercompany income and expenses, shareholdings, dividends and accounts as well as of realised and unrealised profits and losses on transactions between the consolidated enterprises.
The Financial Statements used for the purpose of the Financial Statements of the Group have been prepared in accordance with the accounting policies of the Group. The Financial Statements of the Group have been prepared on the basis of the financial statements of KIRK telecom A/S and the subsidiaries KIRK scantel A/S and KIRK telecom Inc., USA by combining accounting items of a uniform nature.
KIRK telecom A/S’s investments in the consolidated subsidiaries are set off against KIRK telecom A/S’s share of the net asset value of subsidiaries stated at the time of consolidation.
Leases
Leases of which the Group assumes substantially all the risks and rewards of ownership (finance leases) are recognised in the balance sheet at the lowest of fair value of the leased asset and the net present value of the lease payments, computed through the application of implicit interest rate as the discount rate or an approximated value. Assets acquired under finance leases are depreciated and written down for impairment according to the same policies applied to the other property, plant and equipment of the Group.
The remaining lease obligation is capitalised and recognised in the balance sheet under debt, and the interest element on the lease payments is charged over the lease term to the income statement.
All other leases are considered operating leases. Payments made under operating leases are recognised on a straight-line basis in the income statement over the lease term.

Translation policies
Transactions in foreign currencies are translated during the year at the exchange rates at the dates of transaction. Gains and losses arising due to differences between the transaction date rates and the rates at the dates of payment are recognised in financial income and expenses in the income statement.
Receivables, payables and other monetary items in foreign currencies that have not been settled at the balance sheet date are translated at the exchange rates at the balance sheet date. Any differences between the exchange rates at the balance sheet date and the transaction date rates are recognised in financial income and expenses in the income statement.
For foreign subsidiaries the income statements are translated at average exchange rates, whereas balance sheet items are translated at the exchange rates at the balance sheet date.
Exchange adjustments arising on the translation of the opening equity of foreign enterprises and exchange adjustments arising from the translation at average exchange rates of the income statements of foreign enterprises are recognised directly in equity.
Derivative financial instruments
Derivative financial instruments are initially recognised in the balance sheet at cost and are subsequently remeasured at their fair values. Positive and negative fair values of derivative financial instruments are included as prepayments and deferred income, respectively.
Changes in the fair values of derivative financial instruments that are designated and qualify as fair value hedges of a recognised asset or a recognised liability are recognised in the income statement as are any changes in the fair value of the hedged asset or the hedged liability.
Changes in the fair values of derivative financial instruments that are designated and qualify as hedges of expected future transactions relating to purchases and sales in foreign currencies are recognised in prepayments or deferred income and retained earnings under equity respectively. If the expected future transaction results in the recognition of assets or liabilities, the amount is transferred from equity and recognised in the cost of the asset or the liability respectively. Amounts deferred in equity are transferred to the income statement in the period in which the hedged item affects the income statement.
Corporation tax and deferred tax
KIRK telecom A/S is jointly taxed with its wholly owned foreign subsidiary. The tax effect of the joint taxation is recognised in the taxable income of KIRK telecom A/S.

Tax for the year consists of current tax for the year, deferred tax for the year, and tax on profit for the year in subsidiaries.
Current tax liabilities and current tax receivable are recognised in receivables in the balance sheet in the event of overpayment of tax on account, and in debt in the event of underpayment of tax on account.
Deferred tax is measured under the balance sheet liability method in respect of all temporary differences between the carrying amount and the tax base of assets and liabilities.
Deferred tax assets, including the tax base of tax loss carry-forwards, are measured at the value at which the asset is expected to be realised, either by elimination in tax on future earnings or by set-off against deferred tax liabilities within the same legal tax entity and jurisdiction.
Adjustment is made for deferred tax concerning unrealised intercompany gains and losses.
Deferred tax is measured on the basis of the tax rules and tax rates of the respective countries that will be effective under the legislation at the balance sheet date when the deferred tax is expected to crystallise as current tax.
Income Statement
Revenue
Revenue from the sale of goods for resale and finished goods is recognised in the income statement provided that delivery and transfer of risk have been made to the purchaser by year end. Revenue is recognised exclusive of VAT and net of discounts relating to sales.
Cost of Sales
Cost of sales comprises direct and indirect expenses incurred to manufacture the finished goods representing revenue for the year, including expenses for raw materials and consumables purchases, salaries and wages, renting and leasing as well as depreciation of and impairment losses on production plant.
Cost of sales also includes development costs that do not meet the criteria for capitalisation as well as amortisation of capitalised development costs.
Sales and Distribution Expenses
Sales and distribution expenses comprise expenses for distribution and sales campaigns relating to goods sold during the year, including expenses for sales personnel, marketing, depreciation and amortisation as well as losses on trade receivables.

Administrative Expenses
Administrative expenses comprise expenses for management and administration of the Group, including expenses for administrative personnel, management, office expenses, insurance, depreciation and amortisation.
Financial income and expenses
Financial income and expenses comprise interest, realised and unrealised exchange adjustments, amortisation of loans as well as extra payments and repayment under the on-account taxation scheme.
Balance Sheet
Intangible assets
Development projects
Development projects comprise salaries, amortisation and other expenses directly or indirectly attributable to the Group’s development activities.
Development projects that meet the accounting criteria for recognition in the balance sheet, are recognised as intangible assets.
Development projects that do not meet the criteria for recognition in the balance sheet are recognised as expenses in the income statement as incurred.
Capitalised development costs are measured at cost less accumulated amortisation and impairment losses or at a lower recoverable amount.
On completion of development work, capitalised development costs are amortised on a straight-line basis over the period of its expected economic benefit. The amortisation period is 3 years.
Software rights
Software rights are measured at cost less accumulated amortisation and less any accumulated impairment losses or at a lower value in use. The amortisation period is 2 years.

Property, plant and equipment
Property, plant and equipment are measured at cost less accumulated depreciation and less any accumulated impairment losses.
Cost comprises the cost of acquisition and expenses directly related to the acquisition up until the time when the asset is ready for use.
Depreciation based on cost reduced by any residual value is calculated on a straight-line basis over the expected useful lives of the assets, which are

Plant and Machinery	3-8 years
Other fixtures and fittings, tools and equipment	3-8 years
Leasehold improvements	5 years
Gains and losses on current replacement of property, plant and equipment are recognised in “Production costs”, “Sales and distribution costs” and “Administrative costs”, respectively.
Impairment of fixed assets
The carrying amounts of both intangible assets and property, plant and equipment are reviewed on an annual basis to determine whether there is any indication of impairment other than that expressed by amortisation and depreciation. If so, the asset is written down to the higher of net selling price and value in use.
Assets for which a value in use cannot be determined as the asset does not on an individual basis generate future cash flows are reviewed for impairment together with the group of assets to which they are attributable.
Inventories
Inventories are measured at the lower of cost under the FIFO method and net realisable value. The net realisable value of inventories is calculated as the total of future sales revenues expected, at the balance sheet date, to be generated by inventories in the process of normal operations and determined allowing for marketability, obsolescence and development in expected sales sum less the estimated expenses necessary to make the sale.
The cost of goods for resale, raw materials and consumables equals landed cost.
The cost of finished goods and work in progress comprises the cost of raw materials, consumables and direct labour with addition of indirect production costs. Indirect production costs comprise the cost of indirect materials and labour as well as maintenance and depreciation of the machinery and equipment used in the manufacturing process as well as costs of factory administration and management. Interest expenses are not recognised.

Receivables
Receivables are recognised in the balance sheet at the lower of amortised cost and net realisable value, which corresponds to nominal value less provisions for bad debts. Provisions for bad debts are determined on the basis of an individual assessment of each receivable, and in respect of trade receivables, a general provision is also made based on the Group’s experience.
Equity
Dividend
Dividend is recognised as a liability at the time of adoption at the Annual General Meeting. Dividend expected to be distributed for the year is disclosed as a separate equity item.
Provisions
Provisions are recognised when — in consequence of an event occurred before or on the balance sheet date — the Group has a legal or constructive obligation and it is probable that economic benefits must be given up to settle the obligation.
Other provisions include warranty obligations in respect of repair work within the warranty period. Provisions are measured and recognised based on experience with guarantee work.
Financial debts
Loans from credit institutions are recognised initially at the proceeds received net of transaction expenses incurred. Subsequently, the loans are measured at amortised cost equal to the capitalised value using the effective interest method; the difference between the proceeds and the nominal value (the capital loss) is recognised in the income statement over the loan period.
Other debts are measured at amortised cost, substantially corresponding to nominal value
Cash Flow Statement
The Group cash flow statement shows the Group’s cash flows for the year broken down by operating, investing and financing activities, changes for the year in cash and cash equivalents as well as the Group’s cash and cash equivalents at the beginning and end of the year.

Cash flows from operating activities
Cash flows from operating activities are calculated as the net profit/loss for the year adjusted for non-cash operating items such as depreciation, amortisation and impairment losses, provisions as well as changes in working capital, interest received and paid and corporation tax paid. Working capital comprises current assets less short-term debt excluding items included in cash and cash equivalents.
Cash flows from investing activities
Cash flows from investing activities comprise cash flows from acquisitions and disposals of intangible assets, property plant and equipment as well as fixed asset investments.
Cash flows from financing activities
Cash flows from financing activities comprise cash flows from the raising and repayment of long-term debt as well as payment of dividend to shareholders.
Cash and cash equivalents
Cash and cash equivalents comprise “Cash at bank and in hand” under current assets.
Financial ratios
The financial ratios have been calculated as follows:

Gross margin	=	Gross profit x 100

Revenue

Profit margin	=	Profit before financials x 100

Revenue

Return on net assets	=	Profit before financials x 100

Total assets

Solvency ratio	=	Equity at year end x 100

Total assets

Return on equity	=	Net profit for the year x100

Average equity

Consolidated Income Statement 1 May — 30 April

	Note	2004/05	2003/04	2002/03
		DKK	DKK	DKK
		1.000	1.000	1.000

Revenue	2	210 545	192 918	173 088
Productions costs		-127 492	-121 354	-116 604

Gross profit/(loss)		83 053	71 564	56 484

Sales and distribution costs		-29 712	-26 835	-22 260
Administrative costs		-22 505	-19 126	-17 491

Profit/(loss) before financial income And expenses		30 836	25 603	16 733

Financial income		2 259	1 824	1 598
Financial expenses		-1 640	-1 535	-1 225

Profit/(loss) before tax		31 455	25 892	17 106

Tax on profit/(loss) for the year	3	-9 112	-7 716	-5 202

Net profit/(loss) for the year		22 343	18 176	11 904

Main activities of the KIRK Group	1

Consolidated Balance Sheet at 30 April

Assets	Note	2005	2004
		DKK	DKK
		1.000	1.000

Development projects	4	27 094	20 769
Software rights		72	464
Prepayments on software rights		0	11

Intangible assets	5	27 166	21 244

Plant and machinery		376	1 991
Other fixtures and fittings, tools and equipment		7 075	5 996
Leasehold improvements		1 928	921
Prepayments on tangible fixed assets		621	1 507

Property, plant and equipment	6	10 000	10 415

Deposits		498	489

Fixed asset investments	7	498	489

Fixed assets		37 664	32 148

Inventories	8	28 747	27 516

Trade receivables		23 928	23 338
Other receivables		740	210
Prepayments	9	428	361

Receivables		25 096	23 909
Investments		26 543	22 771

Cash at bank and in hand		27 129	12 433

Current assets		107 515	86 629

Assets		145 179	118 777

Consolidated Balance Sheet at 30 April
Liabilities and equity

	Note	2005	2004
		DKK	DKK
		1.000	1.000

Share capital		10 000	10 000
Retained earnings		71 865	59 306
Proposed dividend for the year		10 000	8 000

Equity	10	91 865	77 306

Provision for deferred tax	11	6 833	5 561
Other provisions	12	2 818	2 687

Provisions		9 651	8 248

Lease obligations	13	59	138

Long-term debt		59	138

Credit institutions	13	0	1 343
Lease obligations		62	46
Prepayments received from customers		6 699	376
Trade payables		15 690	12 751
Corporation tax		7 935	6 859
Other payables		13 218	11 670
Deferred income	14	0	40

Short-term debt		43 604	33 085

Debt		43 663	33 223

Liabilities and equity		145 179	118 777

Liabilities and equity

Contingencies and other liabilities	15

Staff	16

Related parties and ownership	17

Subsequent events	21

Reconciliation to United States Generally Accepted Accounting Principles (“U.S. GAAP”)	22

Consolidated Statement of Changes in Equity

			Proposed
	Share	Retained	dividend for
	capital	earnings	the year	Total
	DKK	DKK	DKK	DKK
	1.000	1.000	1.000	1.000

Equity at 1 May 2003	10 000	48 828	6 000	64 828

Dividend paid			-6 000	-6 000
Exchange adjustments relating to subsidiary		68		68
Fair value adjustment of hedging instruments		334		334
Tax on equity items		-100		-100
Net profit/(loss) for the year		10 176	8 000	18 176

Equity at 30 April 2004	10 000	59 306	8 000	77 306

			Proposed
			dividend
	Share	Retained	for the
	capital	earnings	year	Total
	DKK	DKK	DKK	DKK
	1.000	1.000	1.000	1.000
Equity at 1 May 2004	10 000	59 306	8 000	77 306

Dividend paid			-8 000	-8 000
Exchange adjustments relating to subsidiary		200		200
Fair value adjustment of hedging instruments		23		23
Tax on equity items		-7		-7
Net profit/(loss) for the year		12 343	10 000	22 343

Equity at 30 April 2005	10 000	71 865	10 000	91 865

Consolidated Cash Flow Statement
1 May to 30 April

	Note	2004/05	2003/04	2002/03
		DKK	DKK	DKK
		1.000	1.000	1.000

Net profit/(loss) for the year		22 343	18 176	11 904
Adjustments	18	23 395	21 697	14 362
Change in working capital	19	8 427	-2 635	3 822

Cash flows from operating activities before financial income and expenses		54 165	37 238	30 088

Financial income		2 259	1 824	1 772
Financial expenses		-1 412	-1 320	-1 161

Cash flows from ordinary activities		55 012	37 742	30 699

Corporation tax paid		-6 771	-2 013	-4 265

Cash flows from operating activities		48 241	35 729	26 434

Purchase of intangible assets		-14 706	-9 894	-11 002
Purchase of property, plant and equipment		-5 358	-5 141	-6 475
Sale of property, plant and equipment		0	19	543
Purchase of investments		-4 000	-22 987	0

Cash flows from investing activities		-24 064	-38 003	-16 934

Change in loans from credit institutions		-1 481	-3 223	-3 253
Dividend paid		-8 000	-6 000	-2 000

Cash flows from financing activities		-9 481	-9 223	-5 253

Change in cash and cash equivalents		14 696	-11 497	4 247

Cash and cash equivalents at 1 May		12 433	23 930	19 683

Cash and cash equivalents at 30 April	20	27 129	12 433	23 930

Notes to the Consolidated Financial Statements
1	Main activities of the KIRK Group.
KIRK telecom A/S develops, produces and markets wireless data- & telecommunications systems world wide.
KIRK solutions are built on open standards and will work with most existing and future communication systems. Customers become wireless and mobile and thus more flexible at their workplace.
KIRK scantel A/S is a 100% owned subsidiary situated in Horsens. The company develops, sources and markets wireless and wired data- & telecommunication terminals to the consumer markets and small businesses.
KIRK telecom, Inc. is a 100% owned subsidiary situated in Atlanta, USA. The corporation markets and services KIRK telecom’s products in the North American market.
2	Revenue

1 May to 30 April
	2004/05	2003/04	2002/03
	DKK	DKK	DKK
	1.000	1.000	1.000
Geographical segments

Domestic market	50 201	49 174	46 710
Other European countries	119 080	121 044	109 048
Other countries	41 264	22 700	17 330

	210 545	192 918	173 088

3	Tax on profit/(loss) for the year

Current tax for the year	7 627	7 729	3 578
Concerning equity items	-7	-100	103
Deferred tax for the year	1 272	87	1 521
Adjustment to previous years	220	0	0

Total tax for the year	9 112	7 716	5 202

4	Development projects

	30 April 2005	30 April 2004
	DKK	DKK
	1.000	1.000

Development projects in progress	9 930	4 331
Completed development projects	17 164	16 438

	27 094	20 769

5	Intangible assets

			Prepayments
	Development	Software	on Software
	projects	rights	rights
	DKK 1.000	DKK 1.000	DKK 1.000

Cost at 1 May	31 577	6 007	11
Transfers for the year	0	11	-11
Additions for the year	14 703	3	0

Cost at 30 April	46 280	6 021	0

Impairment losses and amortisation at 1 May	10 808	5 543	0
Amortisation for the year	8 378	406	0

Impairment losses and amortisation at 30 April	19 186	5 949	0

Carrying amount at 30 April	27 094	72	0

Amortised over	3 years	2 years	—

6	Property, plant and equipment

		Other
		fixtures		Prepay-
		and		ments
	Plant	fittings,	Leaseho	on
	and	tools and	ld	tangible
	machine	equipme	improve	fixed
	ry	nt	-ments	assets
	DKK	DKK	DKK	DKK
	1.000	1.000	1.000	1.000

Cost at 1 May	9 638	32 764	1 937	1 507
Exchange rate adjustment to rate at the end of the year	0	-39	0	0
Transfers for the year	0	821	531	-1 352
Additions for the year	0	3 881	1 002	466

Cost at 30 April	9 638	37 427	3 470	621

Impairment losses and depreciation at 1 May	7 647	26 768	1 016	0
Exchange rate adjustment to rate at the end of the year	0	-11	0	0
Depreciation for the year	1 615	3 595	526	0

Impairment losses and depreciation at 30 April	9 262	30 352	1 542	0

Carrying amount at 30 april	376	7 075	1 928	621

Amortised over	3-8 years	3-8 years	5 years	—

7	Fixed asset investments

Deposits
DKK
1.000

Cost at 1 May	489
Additions for the year	9

Cost at 30 April	498

Revaluations at 1 May	0

Revaluations at 30 April	0

Carrying amount at 30 April	498

8	Inventories

	30 April	30 April
	2005	2004
	DKK	DKK
	1.000	1.000

Raw materials and consumables	15 715	16 574

Work in progress
Finished goods and goods for resale	1 568	858
	11 464	10 084

	28 747	27 516

9	Prepayments
Prepayments consist of prepaid expenses concerning insurance premiums, subscriptions and interest as well as fair value adjustments of derivative financial instruments with a positive fair value.

10	Equity
The share capital consists of:
2 shares of a nominal value of DKK 3,500,000
3 shares of a nominal value of DKK 1,000,000
No shares carry any special rights.
11	Provision for deferred tax

	30	30
	April	April
	2005	2004
	DKK	DKK
	1.000	1.000

Intangible assets	8 139	6 354
Property, plant and equipment	-939	-573
Fixed asset investments	-364	-210
Inventories	210	132
Trade receivables	-117	0
Intercompany profit on inventories	-92	-139
Lease obligations	-4	-3

	6 833	5 561

12	Other provisions
The Company provides warranties on some of its products and is therefore obliged to repair or replace goods which are not satisfactory. Based on previous experience in respect of the level of repairs and returns, other provisions have been recognised for expected warranty claims.

	30 April 2005	30 April 2004

	DKK	DKK
	1.000	1.000

Guarantee commitments	2 818	2 687

	2 818	2 687

The provisions are expected to mature as follows:

Within 1 year	2, 107	1, 992
Between 1 and 5 years	711	695

	2, 818	2, 687

13	Long-term debt
Payments due within 1 year are recognised in short-term debt. Other debt is recognised in long-term debt.
The debt falls due for payment as specified below:

	30 April	30 April
	2005	2004
	DKK	DKK
	1.000	1.000
Lease obligations

After 5 years	0	0
Between 1 and 5 years	59	138

Long-term part	59	138

Within 1 year	62	46

Short-term part	62	46

	121	184

14	Deferred income
Deferred income consists of payments received in respect of income in subsequent years as well as fair value adjustments of derivative financial instruments with a negative fair value.

15	Contingencies and other liabilities

	30	30
	April	April
	2005	2004

	DKK	DKK
	1.000	1.000
Rent and leasing contracts

Leasing commitment from operational leasing. Total future leasing payments.

Within 1 year	968	889
Between 1 and 5 years	1, 636	1,107
After 5 years	108	4

	2 712	2, 000

Rent contracts in the period of interminability

Within 1 year
Between 1 and 5 years	3 605	3 172
	12 318	0
After 5 years	0	0

	15 923	3 172

16	Staff

	2004/05	2003/04	2002/03
	DKK 1.000	DKK 1.000	DKK 1.000

	60 672	51 718	47 668
Wages and salaries	197	127	122
Pensions	2 040	1 832	1 505
Other social security expenses

	62 909	53 677	49 295

including remuneration to the Executive and Supervisory Boards of:

Executive Board and Supervisory Board	1 757	1 713	1 627

	1 757	1 713	1 627

Average number of employees	165	147	147

17	Related parties and ownership
Related parties include shareholder, subsidiaries, Executive Board and Supervisory Board. No related party has decisive influence.
Transactions
There have been no transactions with the Supervisory Board, the Executive Board, senior employees, significant shareholders, group enterprises or other related parties, except for intercompany transactions which are eliminated in the consolidated statements and normal management and employee remuneration.

17	Related parties and ownership (continued)
Ownership
The following shareholders are recorded in the Company’s register of shareholders as of April 30, 2005 as holding at least 5% of the votes or at least 5% of the share capital:

Dansk Kapitalanlæg Aktieselskab, Gothersgade 103, 1008 København K Triet Service ApS, Klostervej 46, 8680 Ry

Erik Stridbæk, Carsten Hauchs Vej 6, 8000 Århus C Søren Egebjerg Mikkelsen, Sønderbækparken 31, Fruering, 8660 Skanderborg
18	Cash flow statement — adjustments

	1 May to 30 April

	2004/05	2003/04	2002/03
	DKK 1.000	DKK 1.000	DKK1.000

	14 520	13 474	9 739
Depreciation, amortisation and impairment losses	131	574	14
Change in other provisions	0	-200	-251
Losses and gains on sales	-619	-289	-373
Net financial items	9 112	7 716	5 202
Tax on profit/(loss) for the year	251	422	31
Other adjustments

	23 395	21 697	14 362

19	Cash flow statement — change in working capital

Change in inventories	-1 231	-1 073	5 231
Change in receivables	-1 187	2 606	-3 614
Change in suppliers, etc	10 845	-4 168	2 205

	8 427	-2 635	3 822

1 May to 30 April
2004/05	2003/04	2002/03
DKK 1.000	DKK 1.000	DKK1.000
20	Cash flow statement — cash and cash equivalents at 30 April

Cash at bank and in hand	27 129	12 433	23 930

	27 129	12 433	23 930

21	Subsequent Events
After the balance sheet date no other significant events which are considered to have a material effect on the assessment of the annual accounts have occurred.
22	Reconciliation to United States Generally Accepted Accounting Principles (U.S. GAAP)
The consolidated Financial Statements of the KIRK Group have been prepared in accordance with Danish Generally Accepted Accounting Principles (Danish GAAP).

Danish GAAP differ in certain respects from U.S. GAAP. A description of the significant differences between Danish GAAP and U.S. GAAP as they relate to the KIRK Group are discussed in further detail below.
a)	Revenue recognition
In accordance with Danish GAAP, revenue is in general recognized when the delivery has occurred, a binding sale agreement has been made, the sales price is fixed and determinable and collection is probable. Under U.S. GAAP, revenue is recognized in accordance with Statement of Position (SOP), 97-2, “Software Revenue Recognition” and all related interpretations as the Company’s products are integrated with software that the Company has concluded is more than incidental to the functionality of the equipment, primarily based on the fact that the Company provides unspecified software upgrades and enhancements related to the equipment as a separate offering on certain of its products. Revenue is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is reasonably assured. In instances where final acceptance of the product, system, or solution is specified by the customer, revenue is deferred until all acceptance criteria have been met.
b)	Development cost
In accordance with Danish GAAP, development projects that meet specified criteria are capitalized as intangible assets. Capitalized development costs are amortized on a straight-line basis over the period of the expected economic benefit from the development work, but not exceeding 3 years. Under U.S. GAAP, research and development costs other than software development costs are recorded as an expensed as incurred. Software development costs incurred prior to the establishment of technological feasibility are included in research and development and are expensed as incurred. Software development costs incurred subsequent to the establishment of technological feasibility through the period of general market availability of the product are capitalized, if material. Historically, costs incurred during such period have been insignificant and as a result all software development costs are expensed as incurred.

c)	Inventories
In accordance with Danish GAAP, the net realizable value of inventories is calculated at the amount expected to be generated by sale in the process of normal operations and the allowance for obsolete inventory is updated upward or downward based on current information. Under U.S. GAAP, allowances for inventory obsolescence are only adjusted downward when the identified products are sold to a customer or the product is written off.
d)	Available for sale securities
In accordance with Danish GAAP, securities are measured at their fair values. Realized and unrealized gains or losses are recognised in the income statement. Under U.S. GAAP these securities are classified as available-for-sale equity securities, where unrealized gains or losses are to be reported as other comprehensive income, a separate component of shareholders’ equity, until realized.
e)	Hedge accounting, derivative financial instruments
In accordance with Danish GAAP, derivative instruments qualify as hedges if they are designated as hedge contracts and meet certain accounting criteria. Under U.S. GAAP these Danish accounting criteria do not meet the requirements of hedging as defined in SFAS 133, “Accounting for Derivative Instruments and Hedging Activities”. Accordingly, changes in fair value of derivative instruments are recognized currently in the income statement.
f)	Effect on tax of US GAAP adjustments
This reconciliation item includes all tax effects of US GAAP adjustments.
The effect in net profit/(loss) and shareholders’ equity is stated below as if the Consolidated Financial Statements had been prepared in accordance with U.S. GAAP.

	Net profit/(loss)		Shareholders equity
	1 May
	to 30	1 May to
	April	30 April	30 April	30 April
	2004/05	2003/04	2005	2004
	DKK 1.000	DKK 1.000	DKK 1.000	DKK 1.000

As reported in accordance with Danish GAAP	22,343	18,176	91,865	77,306

a) Revenue recognition	(6,178)	(28)	(7,606)	(1,428)
b) Development cost	(5,779)	(2,546)	(25,807)	(20,028)

c) Inventories	265	(490)	(233)	(498)
d) Available for sale securities	228	216	0	0
e) Hedge accounting, derivative financial instruments	24	335	0	0
f) Effect on tax of U.S. GAAP adjustments	3,145	266	9,010	5,789

Net profit/shareholders’ equity in accordance with US GAAP	14 048	15 929	67 229	61 141

Comprehensive income is as follows:

Net profit in accordance with U.S. GAAP			14,048	15,929
Other comprehensive income/(loss):
Securities available for sale — fair value change			-228	-216
Tax on equity items			68	65
Exchange Rate Adjustments — subsidiaries			200	69

Comprehensive income			14 088	15 847